                                                                     Exhibit 4.4





                                    AMENDMENT

                           Dated as of August 7, 2003

                                       to

                    2.125% Convertible Senior Notes due 2023

                                    INDENTURE
                           Dated as of April 15, 2003

                                      among

                                MANOR CARE, INC.,

                    THE SUBSIDIARY GUARANTORS PARTIES HERETO

                                       AND

                               NATIONAL CITY BANK,
                                   AS TRUSTEE

     This AMENDMENT (this "Amendment") dated as of August 7, 2003 among MANOR CARE, INC., a Delaware corporation (the "Company"), the SUBSIDIARY GUARANTORS (as more fully defined in the Indenture, the "Subsidiary Guarantors") and NATIONAL CITY BANK, a national banking association, as trustee under the Indenture referred to below (the "Trustee") to the Indenture dated as of April 15, 2003 (the "Indenture") among the Company, the Subsidiary guarantors and the Trustee.

                               W I T N E S S E T H

          WHEREAS, the Company and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee the Indenture providing for the issuance of an aggregate principal amount of $100,000,000 of 2.125% Convertible Senior Notes due 2011 (the "Notes");

          WHEREAS, the Company and the Subsidiary Guarantors have authorized the Indenture to be amended to reflect an increase in the interest to be borne by the Notes from 2.125 percent to 2.625 percent, such increase to be effective August 20, 2003 through December 31, 2008;

          WHEREAS, the Company desires to amend the Indenture in accordance with
Section 9.1 of the Indenture; and

          WHEREAS, pursuant to Section 9.6 of the Indenture, the Trustee is authorized to execute and deliver this Amendment.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby mutually covenant and agree as follows:

          1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

          2. Amendment.

          (a) Article II is hereby amended by adding the following section after
     Section 2.17:

          Section 2.18. Interest Rate Adjustment.

          During the period commencing August 20, 2003 and continuing through December 31, 2008, the interest rate to be borne by the Notes shall be increased from 2.125 percent to 2.625 percent. For all other periods during which the Notes are outstanding, the interest rate to be borne by the Notes shall be 2.125 percent.

          (b) Exhibit A to the Indenture shall be amended by deleting the first paragraph of the "[Form of Reverse Side of Security]" in its entirety and the following is hereby inserted in its place:

          Manor Care, Inc., a Delaware corporation (such corporation, and its successors and assignees under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security as follows: (i) during the period commencing August 20, 2003 and continuing through December 31, 2008, the Company promises to pay interest at the rate of 2.625% per annum; and (ii) for all other periods while the Securities are outstanding, the Company promises to pay interest at the rate of 2.125% per annum.

          (c) Exhibit A to the Indenture shall be amended by deleting the fourth paragraph of the "[Form of Reverse Side of Security]" in its entirety and the following is hereby inserted in its place:

          If the principal hereof or any portion of such principal is not paid when due (whether upon acceleration, upon the date set for payment of the redemption price pursuant to paragraph 6 hereof, upon the date set for payment of a Purchase Price or Fundamental Change Purchase Price pursuant to paragraph 7 hereof or upon the Stated Maturity of this Security) or if interest (including contingent interest, if any) due hereon or any portion of such interest is not paid when due in accordance with this paragraph or paragraph 5 hereof, then in each such case the overdue amount shall bear interest at the rate of 2.125% per annum (or 2.625% per annum during the period commencing August 20, 2003 and continuing through December 31,
     2008), compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

          3. Governing Law. NEW YORK LAW TO GOVERN. THIS AMENDMENT, THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF).

          5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                            (signature page follows)

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date first above written.





                                   MANOR CARE, INC.


                                   By: /s/ Geoffrey G. Meyers
                                       -----------------------------------------
                                       Name:  Geoffrey G. Meyers
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                                    SUBSIDIARY GUARANTORS

                                    AMERICAN HOSPITAL BUILDING
                                    CORPORATION

                                    AMERICANA HEALTHCARE CENTER OF
                                    PALOS TOWNSHIP, INC.

                                    AMERICANA HEALTHCARE CORPORATION
                                    OF GEORGIA

                                    AMERICANA HEALTHCARE CORPORATION
                                    OF NAPLES

                                    ANCILLARY SERVICES MANAGEMENT, INC.

                                    BAILY NURSING HOME, INC.

                                    BIRCHWOOD MANOR, INC.

                                    BLUE RIDGE REHABILITATION SERVICES,
                                    INC.

                                    CANTERBURY VILLAGE, INC.

                                    CHARLES MANOR, INC.

                                    CHESAPEAKE MANOR, INC.

                                    DEKALB HEALTHCARE CORPORATION

                                    DEVON MANOR CORPORATION

                                    DISTCO, INC.

                                    DIVERSIFIED REHABILITATION SERVICES,
                                    INC.

                                    DONAHOE MANOR, INC.

                                    EAST MICHIGAN CARE CORPORATION

                                    EXECUTIVE ADVERTISING, INC.

                                    EYE-Q NETWORK, INC.

                                    FOUR SEASONS NURSING CENTERS, INC.

                                    GEORGIAN BLOOMFIELD, INC.

                                    GREENVIEW MANOR, INC.

                                    HCR HOME HEALTH CARE AND HOSPICE,
                                    INC.

                                    HCR HOSPITAL HOLDING COMPANY, INC.

                                    HCR INFORMATION CORPORATION

                                    HCR MANORCARE MEDICAL SERVICES OF
                                    FLORIDA, INC.

                                    HCR PHYSICIAN MANAGEMENT SERVICES,
                                    INC.

                                    HCR REHABILITATION CORP.

                                    HCRA OF TEXAS, INC.

                                    HCRC INC.

                                    HEALTH CARE AND RETIREMENT
                                    CORPORATION OF AMERICA

                                    HEARTLAND CAREPARTNERS, INC.

                                    HEARTLAND EMPLOYMENT SERVICES, INC.

                                    HEARTLAND HOME CARE, INC.

                                    HEARTLAND HOME HEALTH CARE
                                    SERVICES, INC.

                                    HEARTLAND HOSPICE SERVICES, INC.

                                    HEARTLAND INFORMATION SERVICES, INC.
                                    (fka Heartland Medical Information Services)

                                    HEARTLAND MANAGEMENT SERVICES,
                                    INC.

                                    HEARTLAND REHABILITATION SERVICES
                                    OF FLORIDA, INC.

                                    HEARTLAND REHABILITATION SERVICES,
                                    INC.

                                    HEARTLAND SERVICES CORP.

                                    HERBERT LASKIN, RPT - JOHN MCKENZIE,
                                    RPT PHYSICAL THERAPY PROFESSIONAL
                                    ASSOCIATES, INC.

                                    HGCC OF ALLENTOWN, INC.

                                    IN HOME HEALTH, INC.

                                    INDUSTRIAL WASTES, INC.

                                    IONIA MANOR, INC.

                                    JACKSONVILLE HEALTHCARE
                                    CORPORATION

                                    KENSINGTON MANOR, INC.

                                    KNOLLVIEW MANOR, INC.

                                    LEADER NURSING AND REHABILITATION
                                    CENTER OF BETHEL PARK, INC.

                                    LEADER NURSING AND REHABILITATION
                                    CENTER OF GLOUCESTER, INC.

                                    LEADER NURSING AND REHABILITATION
                                    CENTER OF SCOTT TOWNSHIP, INC.

                                    LEADER NURSING AND REHABILITATION
                                    CENTER OF VIRGINIA INC.

                                    LINCOLN HEALTH CARE, INC.

                                    MANOR CARE AVIATION, INC.

                                    MANOR CARE OF AKRON, INC.

                                    MANOR CARE OF AMERICA, INC

                                    MANOR CARE OF ARIZONA, INC.

                                    MANOR CARE OF ARLINGTON, INC.

                                    MANOR CARE OF BOCA RATON, INC.

                                    MANOR CARE OF BOYNTON BEACH, INC.

                                    MANOR CARE OF CANTON, INC.

                                    MANOR CARE OF CENTERVILLE, INC

                                    MANOR CARE OF CHARLESTON, INC.

                                    MANOR CARE OF CINCINNATI, INC.

                                    MANOR CARE OF COLUMBIA, INC.

                                    MANOR CARE OF DARIEN, INC.

                                    MANOR CARE OF DELAWARE COUNTY, INC.

                                    MANOR CARE OF DUNEDIN, INC.

                                    MANOR CARE OF FLORIDA, INC.

                                    MANOR CARE OF HINSDALE, INC.

                                    MANOR CARE OF KANSAS, INC.

                                    MANOR CARE OF KINGSTON COURT, INC.

                                    MANOR CARE OF LARGO, INC.

                                    MANOR CARE OF LEXINGTON, INC.

                                    MANOR CARE OF MEADOW PARK, INC.

                                    MANOR CARE OF MIAMISBURG, INC

                                    MANOR CARE OF NORTH OLMSTEAD, INC.

                                    MANOR CARE OF PINEHURST, INC.

                                    MANOR CARE OF PLANTATION, INC.

                                    MANOR CARE OF ROLLING MEADOWS, INC.

                                    MANOR CARE OF ROSSVILLE, INC.

                                    MANOR CARE OF SARASOTA, INC.

                                    MANOR CARE OF WILLOUGHBY, INC.

                                    MANOR CARE OF WILMINGTON, INC.

                                    MANOR CARE OF YORK (NORTH), INC.

                                    MANOR CARE OF YORK (SOUTH), INC.

                                    MANOR CARE PROPERTIES, INC.

                                    MANORCARE HEALTH SERVICES OF
                                    BOYNTON BEACH, INC.

                                    MANORCARE HEALTH SERVICES OF
                                    NORTHHAMPTON COUNTY, INC.

                                    MANORCARE HEALTH SERVICES OF
                                    VIRGINIA, INC.

                                    MANORCARE HEALTH SERVICES, INC.

                                    MARINA VIEW MANOR, INC.

                                    MEDI-SPEECH SERVICE, INC.

                                    MID-SHORE PHYSICAL THERAPY
                                    ASSOCIATES, INC.

                                    MILESTONE HEALTH SYSTEMS, INC.

                                    MILESTONE HEALTHCARE, INC.

                                    MILESTONE REHABILITATION SERVICES,
                                    INC.

                                    MILESTONE STAFFING SERVICES, INC.

                                    MILESTONE THERAPY SERVICES, INC.

                                    MNR FINANCE CORP.

                                    MRC REHABILITATION, INC.

                                    NEW MANORCARE HEALTH SERVICES, INC.

                                    PEAK REHABILITATION, INC.

                                    PERRYSBURG PHYSICAL THERAPY, INC

                                    PHYSICAL OCCUPATIONAL AND SPEECH
                                    THERAPY, INC.

                                    PNEUMATIC CONCRETE, INC.

                                    PORTFOLIO ONE, INC.

                                    REHABILITATION ADMINISTRATION
                                    CORPORATION

                                    REHABILITATION ASSOCIATES, INC.

                                    REHABILITATION SERVICES OF ROANOKE,
                                    INC.

                                    REINBOLT & BURKAM, INC.

                                    RICHARDS HEALTHCARE, INC.

                                    RIDGEVIEW MANOR, INC.

                                    ROLAND PARK NURSING CENTER, INC.

                                    RVA MANAGEMENT SERVICES, INC.

                                    SILVER SPRING - WHEATON NURSING
                                    HOME, INC.

                                    SPRINGHILL MANOR, INC.

                                    STEWALL CORPORATION

                                    STRATFORD MANOR, INC.

                                    STUTEX CORP.

                                  SUN VALLEY MANOR, INC.

                                  THE NIGHTINGALE NURSING HOME, INC.

                                  THERAPY ASSOCIATES, INC.

                                  THERASPORT PHYSICAL THERAPY, INC.

                                  THREE RIVERS MANOR, INC.

                                  TOTALCARE CLINICAL LABORATORIES,
                                  INC.

                                  WASHTENAW HILLS MANOR, INC.

                                  WHITEHALL MANOR, INC.


                                  By: /s/ R. Jeffrey Bixler
                                      ------------------------------------------
                                      Name:  R. Jeffrey Bixler
                                      Title: Vice President, General Counsel and
                                             Secretary of each of the above-
                                             referenced corporations

                                  Address:      333 N. Summit St.
                                                Toledo, Ohio 43604

                                  Fax No.:      419-252-5599
                                  Telephone:    419-252-5500

                                 COLEWOOD LIMITED PARTNERSHIP

                                 By: American Hospital Building Corporation, its
                                     General Partner

                                     By: /s/ R. Jeffrey Bixler
                                        ----------------------------------------
                                        Name:  R. Jeffrey Bixler
                                        Title: Vice President, General Counsel
                                               and Secretary

                                        Address:     333 N. Summit St.
                                                     Toledo, Ohio 43604

                                        Fax No.:     419-252-5599
                                        Telephone:   419-252-5500

                                HCR HOSPITAL, LLC

                                By: HCR Hospital Holding Company, Inc., its
                                    sole member

                                    By: /s/ R. Jeffrey Bixler
                                       -----------------------------------------
                                       Name:  R. Jeffrey Bixler
                                       Title: Vice President, General Counsel
                                              and Secretary

                                Address:    333 N. Summit St.
                                            Toledo, Ohio 43604

                                Fax No.:    419-252-5599
                                Telephone:  419-252-5500

                                ANCILLARY SERVICES, LLC

                                By: Heartland Rehabilitation Services, Inc., its
                                    sole member

                                    By: /s/ R. Jeffrey Bixler
                                       --------------------------------------
                                       Name:  R. Jeffrey Bixler
                                       Title: Vice President, General Counsel
                                              and Secretary

                                Address:      333 N. Summit St.
                                              Toledo, Ohio 43604

                                Fax No.:      419-252-5599
                                Telephone:    419-252-5500

                                BOOTH LIMITED PARTNERSHIP

                                By: Jacksonville Healthcare Corporation, its
                                    General Partner


                                    By: /s/ R. Jeffrey Bixler
                                       --------------------------------------
                                       Name:  R. Jeffrey Bixler
                                       Title: Vice President, General Counsel
                                              and Secretary

                                Address:     333 N. Summit St.
                                             Toledo, Ohio 43604

                                Fax No.:     419-252-5599
                                Telephone:   419-252-5500

                                            ANNANDALE ARDEN, LLC

                                            BAINBRIDGE ARDEN, LLC

                                            BINGHAM FARMS ARDEN, LLC

                                            COLONIE ARDEN, LLC

                                            CRESTVIEW HILLS, LLC

                                            FIRST LOUISVILLE ARDEN, LLC

                                            GENEVA ARDEN LLC

                                            HANOVER ARDEN, LLC

                                            JEFFERSON ARDEN, LLC

                                            KENWOOD ARDEN, LLC

                                            LIVONIA ARDEN, LLC

                                            MEMPHIS ARDEN, LLC

                                            NAPA ARDEN, LLC

                                            ROANOKE ARDEN, LLC

                                            SAN ANTONIO ARDEN, LLC

                                            SILVER SPRING ARDEN, LLC

                                            SUSQUEHANNA ARDEN LLC

                                            TAMPA ARDEN, LLC

                                            WALL ARDEN, LLC

                                            WARMINSTER ARDEN LLC

                                  WILLIAMS VILLE ARDEN, LLC


                                  By: Manor Care of America, Inc., the
                                      sole member of each of the above-
                                      referenced limited liability companies


                                      By: /s/ R. Jeffrey Bixler
                                         ---------------------------------------
                                         Name:  R. Jeffrey Bixler
                                         Title: Vice President, General Counsel
                                                and Secretary

                                  Address:    333 N. Summit St.
                                              Toledo, Ohio 43604

                                  Fax No.:    419-252-5599
                                  Telephone:  419-252-5500

                                            BATH ARDEN, LLC

                                            CLAIRE BRIDGE OF ANDERSON, LLC

                                            CLAIRE BRIDGE OF AUSTIN, LLC

                                            CLAIRE BRIDGE OF KENWOOD, LLC

                                            CLAIRE BRIDGE OF SAN ANTONIO, LLC

                                            CLAIRE BRIDGE OF SUSQUEHANNA, LLC

                                            CLAIRE BRIDGE OF WARMINSTER, LLC

                                            FRESNO ARDEN, LLC

                                            MESQUITE HOSPITAL, LLC

                                            TUSCAWILLA ARDEN, LLC


                                   By: Manor Care Health Services, Inc., the
                                       sole member of each of the above-
                                       referenced limited liability companies


                                       By: /s/ R. Jeffrey Bixler
                                          --------------------------------------
                                          Name:  R. Jeffrey Bixler
                                          Title: Vice President, General Counsel
                                                 and Secretary

                                   Address:       333 N. Summit St.
                                                  Toledo, Ohio 43604

                                   Fax No.:       419-252-5599
                                   Telephone:     419-252-5500

                                   HCR MANORCARE MESQUITE, L.P.

                                   By: Mesquite Hospital, LLC, its
                                       General Partner


                                       By: /s/ R. Jeffrey Bixler
                                          --------------------------------------
                                          Name:  R. Jeffrey Bixler
                                          Title: Vice President, General Counsel
                                                 and Secretary

                                   Address:       333 N. Summit St.
                                                  Toledo, Ohio 43604

                                   Fax No.:       419-252-5599
                                   Telephone:     419-252-5500

                                            NATIONAL CITY BANK, as Trustee



                                            By: /s/ James Schultz
                                               ---------------------------------
                                               Name:  James Schultz
                                               Title: Vice President